                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)       May 20, 2004
                                                 -----------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

           Ohio                          0-22387                 31-1469837
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)

         110 Riverbend Avenue,      Lewis Center, Ohio                 43035
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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DCB FINANCIAL CORP - 8-K                                   Filing Date: 5/20/04
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ITEM 5.  OTHER EVENTS
DCB Financial Corp (the "Corporation") and its wholly-owned subsidiary, The Delaware County Bank and Trust Company (the "Bank"), announces a special dividend.





(C)  Exhibits

     The following exhibits are filed herewith:


EXHIBIT NO.   DESCRIPTION OF EXHIBIT

10.1 Press Release dated May 20, 2004 with respect to the announcement of the Corporation's special dividend to shareholders.










                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   May 20, 2004

                                               /s/ Jeffrey T. Benton
                                               ------------------------------
                                               Jeffrey T. Benton
                                               President and CEO




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